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                                                             Exhibit 10.3

                           ANGELICA CORPORATION
                     FORM 10-K FOR FISCAL YEAR ENDED
                              JANUARY 25, 1997

                                 SCHEDULE
                                 --------

The participation agreements presently in effect under the Angelica Corporation Management Retention and Incentive Plan are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific agreements differ from the form of agreement filed as Exhibit 10.3 to the Angelica Corporation Form 10-K for fiscal year ended 1/30/93:

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                                                                                        "Benefit Multiple"
Name                    Title                                                        Pursuant to Paragraph 3
----                   ------                                                        -----------------------
T. M. Armstrong         Sr. Vice President-Finance                                              2.99
                        and Administration

M. E. Burnham           Vice President                                                          2.99

L. L. Mann              Controller and Assistant Secretary                                      2.99

J. Witter               Vice President, General Counsel &                                       2.99
                        Secretary

A. D. Wilson            Vice President                                                          2.99

L. J. Young             Chairman of the Board, Chief Executive                                  2.99
                        Officer and President
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